Exhibit 99.2

ALTERRA CAPITAL HOLDINGS LIMITED Investor Financial Supplement First Quarter 2011 (Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Alterra Capital

Holdings Limited with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

Alterra Capital Holdings Limited

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Roanne Kulakoff or Peter Hill, +1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

Cautionary note regarding forward-looking information

This financial supplement may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

These factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4) changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues; (9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; and (13) the integration of new business ventures Alterra may enter into; as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the U.S. Securities and Exchange Commission. Any forward-looking statements made in this financial supplement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	For The Quarters Ended
	March 31, 2011	March 31, 2010	Previous Year Quarter Change
HIGHLIGHTS
Net (loss) income	$(46,687)	$36,381	(228.3%)
Net operating (loss) income [a]	(24,725)	40,681	(160.8%)
Operating cashflow	46,909	46,800	0.2%
Gross premiums written	627,848	371,139	69.2%
Net premiums earned	379,887	194,240	95.6%
Total assets	10,250,379	7,474,206	37.1%
Total shareholders’ equity	2,723,194	1,613,116	68.8%

PER SHARE
Basic earnings per share
Net (loss) income	$(0.44)	$0.64
Net operating (loss) income [a]	(0.23)	0.72
Diluted earnings per share
Net (loss) income	$(0.44)	$0.63
Net operating (loss) income [a]	(0.23)	0.71

Weighted average shares outstanding - basic	107,165,228	56,516,593
Weighted average shares outstanding - diluted	107,165,228	57,383,748

Book value per common share [b]	$25.76	$28.31	(9.0%)
Diluted book value per share (treasury stock method) [b]	25.34	27.86	(9.1%)
Diluted tangible book value per share (treasury stock method) [b]	24.79	27.02	(8.2%)

RATIOS

Annualized return on average shareholders’ equity [c]	(6.6%)	9.2%
Annualized net operating return on average shareholders’ equity [c]	(3.5%)	10.2%

Loss ratio [d]	80.2%	64.6%
Acquisition cost ratio [d]	18.6%	12.5%
General and administrative expense ratio [d]	13.8%	13.5%
Combined ratio [d]	112.5%	90.5%

[a]	Net operating income represents net income excluding, as applicable, after-tax net realized and unrealized gains and losses on non-hedge fund investments, after-tax net foreign exchange gains or losses, and after-tax merger and acquisition expenses.
[b]	For detailed calculations see page 23.
[c]	For detailed calculations see page 20.
[d]	For property and casualty business only.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$1,001,051	$905,606	$925,752	$741,684	$690,246
Fixed maturities, trading, at fair value	214,807	244,872	243,158	230,251	219,332
Fixed maturities, available for sale, at fair value	5,290,684	5,392,643	5,425,955	5,451,969	3,158,131
Fixed maturities, held to maturity, at amortized cost	983,207	940,104	954,623	871,651	954,696
Other investments, at fair value	357,655	378,128	411,275	436,757	325,359
Accrued interest income	69,497	75,414	73,622	67,561	51,906
Premiums receivable	809,483	588,537	664,603	780,025	617,560
Losses and benefits recoverable from reinsurers	1,053,223	956,115	976,819	962,442	1,023,224
Deferred acquisition costs	149,197	111,901	106,728	89,881	72,195
Prepaid reinsurance premiums	176,918	149,252	173,140	207,102	232,947
Trades pending settlement	—	32,393	24,364	—	—
Goodwill and intangible assets	58,585	59,076	60,670	60,670	48,686
Other assets	86,072	83,247	78,225	74,943	79,924

Total assets	$10,250,379	$9,917,288	$10,118,934	$9,974,936	$7,474,206

LIABILITIES
Property and casualty losses	$4,185,230	$3,906,134	$3,847,366	$3,772,622	$3,220,357
Life and annuity benefits	1,316,287	1,275,580	1,299,190	1,209,031	1,306,916
Deposit liabilities	147,424	147,612	147,212	147,727	149,028
Funds withheld from reinsurers	122,072	121,107	119,859	120,324	138,984
Unearned property and casualty premiums	1,065,160	905,487	1,015,831	1,090,323	690,013
Reinsurance balances payable	127,299	102,942	122,184	295,979	168,329
Accounts payable and accrued expenses	103,376	99,680	90,282	81,846	61,955
Trades pending settlement	19,855	—	—	39,641	35,033
Bank loans	—	—	—	200,000	—
Senior notes	440,482	440,476	440,473	90,476	90,475

Total liabilities	7,527,185	6,999,018	7,082,397	7,047,969	5,861,090

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—	—	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 105,733,610 shares issued and outstanding	105,734	110,963	115,899	118,643	56,980
Additional paid-in capital	1,905,144	2,026,045	2,113,732	2,157,700	744,466
Accumulated other comprehensive income	89,233	98,946	190,325	102,718	49,822
Retained earnings	623,083	682,316	616,581	547,906	761,848

Total shareholders’ equity	2,723,194	2,918,270	3,036,537	2,926,967	1,613,116

Total liabilities and shareholders’ equity	$10,250,379	$9,917,288	$10,118,934	$9,974,936	$7,474,206

Book value per share	$25.76	$26.30	$26.20	$24.67	$28.31

Diluted book value per share (treasury stock method)	$25.34	$25.99	$25.88	$24.55	$27.86

Diluted tangible book value per share (treasury stock method)	$24.79	$25.46	$25.37	$24.04	$27.02

Debt-to-capital ratio [a]	13.9%	13.1%	12.7%	9.0%	5.3%

[a]	Calculated as debt, being bank loans and senior notes, divided by shareholders’ equity plus debt.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010 [f]	Mar. 31, 2010	Mar. 31, 2009

REVENUES
Gross premiums written	$627,848	$315,398	$325,213	$398,981	$371,139	$434,273
Reinsurance premiums ceded	(137,357)	(77,617)	(60,611)	(79,715)	(153,220)	(164,379)

Net premiums written	$490,491	$237,781	$264,602	$319,266	$217,919	$269,894

Earned premiums	$489,262	$445,683	$436,244	$391,723	$304,997	$309,382
Earned premiums ceded	(109,375)	(103,129)	(93,812)	(98,463)	(110,757)	(119,100)

Net premiums earned	379,887	342,554	342,432	293,260	194,240	190,282

Net investment income	57,766	61,080	59,711	53,277	48,390	40,488
Net realized and unrealized (losses) gains on investments	(18,818)	9,825	15,411	(14,786)	6,422	18,441

Total other-than-temporary impairment losses	(1,124)	(3,918)	(90)	(1,167)	(698)	—
Portion of loss recognized in other comprehensive income (loss) before taxes	95	2,144	(61)	867	278	—

Net impairment losses recognized in earnings	(1,029)	(1,774)	(151)	(300)	(420)	—

Other income	1,315	2,862	1,327	275	344	1,306

Total revenues	419,121	414,547	418,730	331,726	248,976	250,517

LOSSES AND EXPENSES
Net losses and loss expenses	304,406	179,047	191,012	159,817	124,965	124,723
Claims and policy benefits	14,710	18,551	15,060	13,943	17,659	14,332
Acquisition costs	70,608	53,563	60,859	48,798	24,244	20,630
Interest expense	8,459	7,866	7,551	7,916	4,942	3,939
Net foreign exchange (gains) losses	(878)	(382)	3,353	(634)	(2,452)	(3,476)
Merger and acquisition expenses	—	500	550	(54,570)	4,744	5,223
General and administrative expenses	71,203	76,759	56,650	50,649	36,528	39,060

Total losses and expenses	468,508	335,904	335,035	225,919	210,630	204,431

(LOSS) INCOME BEFORE TAXES	(49,387)	78,643	83,695	105,807	38,346	46,086

Income tax (benefit) expense	(2,700)	(1,027)	858	2,360	1,965	1,547

NET (LOSS) INCOME	(46,687)	79,670	82,837	103,447	36,381	44,539

Change in net unrealized gains and losses on fixed maturities, net of tax	(14,586)	(87,633)	74,383	60,525	34,131	(66,098)
Foreign currency translation adjustment	4,873	(3,746)	13,224	(7,629)	(9,740)	3,909

COMPREHENSIVE (LOSS) INCOME	$(56,400)	$(11,709)	$170,444	$156,343	$60,772	$(17,650)

KEY RATIOS/PER SHARE DATA

Loss ratio [a]	80.2%	52.5%	56.0%	54.6%	64.6%	65.7%
Acquisition cost ratio [b]	18.6%	15.7%	17.8%	16.6%	12.5%	10.8%
General and administrative expense ratio [c]	13.8%	16.6%	12.2%	12.1%	13.4%	13.2%

Combined ratio	112.5%	84.8%	86.0%	83.3%	90.5%	89.7%

Basic earnings per share	$(0.44)	$0.71	$0.71	$1.14	$0.64	$0.79
Diluted earnings per share	$(0.44)	$0.70	$0.70	$1.13	$0.63	$0.78
Net operating (loss) income per share - diluted [d]	$(0.23)	$0.64	$0.64	$0.64	$0.71	$0.82

Annualized ROAE [e]	(6.6%)	11.1%	11.1%	17.8%	9.2%	14.0%
Annualized net operating ROAE [e]	(3.5%)	10.2%	10.2%	10.1%	10.2%	14.8%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	See page 22 for calculation of net operating income per share - diluted.
[e]	See page 20 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE
[f]	Includes the results for Harbor Point Limited (“Harbor Point”) from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED MARCH 31, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance

Gross premiums written	$71,272	$375,020	$70,388	$110,733	$627,413	$435	$—	$627,848
Reinsurance premiums ceded	(43,246)	(37,317)	(33,595)	(23,179)	(137,337)	(20)	—	(137,357)

Net premiums written	$28,026	$337,703	$36,793	$87,554	$490,076	$415	$—	$490,491

Earned premiums	$98,944	$249,901	$73,177	$66,805	$488,827	$435	$—	$489,262
Earned premiums ceded	(44,730)	(20,195)	(23,850)	(20,580)	(109,355)	(20)	—	(109,375)

Net premiums earned	54,214	229,706	49,327	46,225	379,472	415	—	379,887

Net losses and loss expenses	(34,664)	(186,885)	(31,375)	(51,482)	(304,406)	—	—	(304,406)
Claims and policy benefits	—	—	—	—	—	(14,710)	—	(14,710)
Acquisition costs	(184)	(49,143)	(8,066)	(13,056)	(70,449)	(159)	—	(70,608)
General and administrative expenses	(9,825)	(23,258)	(9,397)	(9,723)	(52,203)	(177)	—	(52,380)
Other income	812	—	—	215	1,027	—	—	1,027

Underwriting income (loss)	10,353	(29,580)	489	(27,821)	(46,559)	n/a	—	n/a

Net investment income						12,343	45,423	57,766
Net realized and unrealized gains (losses) on investments						2,807	(21,625)	(18,818)
Net impairment losses recognized in earnings							(1,029)	(1,029)
Corporate other income							288	288
Interest expense							(8,459)	(8,459)
Net foreign exchange gains							878	878
Corporate general and administrative expenses							(18,823)	(18,823)

Income (loss) before taxes						$519	$(3,347)	$(49,387)

Loss ratio [a]	63.9%	81.4%	63.6%	111.4%	80.2%
Acquisition cost ratio [b]	0.3%	21.4%	16.4%	28.2%	18.6%
General and administrative expense ratio [c]	18.1%	10.1%	19.1%	21.0%	13.8%

Combined ratio	82.4%	112.9%	99.0%	160.7%	112.5%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED MARCH 31, 2011 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total

UNDERWRITING RATIOS

Loss ratio	63.9%	81.4%	63.6%	111.4%	80.2%
Acquisition cost ratio	0.3%	21.4%	16.4%	28.2%	18.6%
General and administrative expense ratio	18.1%	10.1%	19.1%	21.0%	13.8%

Combined ratio	82.4%	112.9%	99.0%	160.7%	112.5%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	13.5%	9.9%	0.0%	0.0%	8.0%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	77.4%	91.3%	63.6%	111.4%	88.2%
Acquisition cost ratio	0.3%	21.4%	16.4%	28.2%	18.6%
General and administrative expense ratio	18.1%	10.1%	19.1%	21.0%	13.8%

Combined ratio	95.9%	122.8%	99.0%	160.7%	120.5%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

	Property & Casualty
	Insurance [c]	Reinsurance	U.S. Specialty [c]	Alterra at Lloyd’s	Total	Historical Harbor Point [b]

UNDERWRITING RATIOS

Loss ratio	74.5%	62.7%	62.3%	54.2%	64.6%	63.7%
Acquisition cost ratio	(0.6%)	18.8%	12.0%	19.2%	12.5%	20.6%
General and administrative expense ratio	12.9%	11.2%	24.4%	9.0%	13.5%	5.9%

Combined ratio	86.9%	92.7%	98.7%	82.5%	90.5%	90.2%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	11.0%	11.6%	2.2%	5.5%	8.8%	5.2%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	85.5%	74.3%	64.5%	59.7%	73.4%	68.9%
Acquisition cost ratio	(0.6%)	18.8%	12.0%	19.2%	12.5%	20.6%
General and administrative expense ratio	12.9%	11.2%	24.4%	9.0%	13.5%	5.9%

Combined ratio	97.9%	104.3%	100.9%	88.0%	99.3%	95.4%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[b]	Provided for informational purposes only.
[c]	Insurance and U.S. Specialty segment amounts for the comparative 2010 period have been reclassified to conform with the current period’s presentation.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2011	Dec. 31, 2010 [a]	Sept. 30, 2010 [a]	June 30, 2010 [a]	Mar. 31, 2010 [a]	Mar. 31, 2009 [a]

Gross premiums written	$71,272	$113,236	$77,944	$139,026	$69,406	$91,006
Reinsurance premiums ceded	(43,246)	(56,728)	(36,875)	(47,437)	(39,651)	(56,220)

Net premiums written	$28,026	$56,508	$41,069	$91,589	$29,755	$34,786

Earned premiums	$98,944	$106,169	$102,640	$104,841	$101,746	$105,640
Earned premiums ceded	(44,730)	(43,847)	(42,796)	(45,211)	(48,830)	(53,178)

Net premiums earned	54,214	62,322	59,844	59,630	52,916	52,462

Net losses and loss expenses	(34,664)	(35,687)	(26,679)	(38,296)	(39,446)	(38,158)
Acquisition costs	(184)	(1,765)	(1,382)	(821)	317	1,367
General and administrative expenses	(9,825)	(11,812)	(7,717)	(8,132)	(6,847)	(6,074)
Other income	812	68	1,108	97	(6)	1,216

Underwriting income	$10,353	$13,126	$25,174	$12,478	$6,934	$10,813

Loss ratio	63.9%	57.3%	44.6%	64.2%	74.5%	72.7%
Acquisition cost ratio	0.3%	2.8%	2.3%	1.4%	(0.6%)	(2.6%)
General and administrative expense ratio	18.1%	18.9%	12.9%	13.6%	12.9%	11.6%

Combined ratio	82.4%	79.0%	59.8%	79.2%	86.9%	81.7%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation.

See page 25 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010 [a]	Mar. 31, 2010	Mar. 31, 2009

Gross premiums written	$375,020	$110,620	$124,004	$119,578	$154,851	$232,982
Reinsurance premiums ceded	(37,317)	(2,908)	(2,524)	(13,348)	(45,351)	(51,383)

Net premiums written	$337,703	$107,712	$121,480	$106,230	$109,500	$181,599

Earned premiums	$249,901	$215,261	$213,510	$174,729	$95,743	$123,986
Earned premiums ceded	(20,195)	(21,082)	(15,533)	(19,054)	(15,958)	(26,519)

Net premiums earned	229,706	194,179	197,977	155,675	79,785	97,467

Net losses and loss expenses	(186,885)	(97,639)	(117,671)	(82,441)	(50,065)	(66,215)
Acquisition costs	(49,143)	(38,406)	(45,069)	(32,673)	(14,966)	(17,463)
General and administrative expenses	(23,258)	(24,714)	(17,580)	(14,820)	(8,959)	(7,524)
Other income	—	(216)	61	155	—	—

Underwriting income (loss)	$(29,580)	$33,204	$17,718	$25,896	$5,795	$6,265

Loss ratio	81.4%	50.3%	59.4%	53.0%	62.7%	67.9%
Acquisition cost ratio	21.4%	19.8%	22.8%	21.0%	18.8%	18.0%
General and administrative expense ratio	10.1%	12.7%	8.9%	9.5%	11.2%	7.7%

Combined ratio	112.9%	82.8%	91.1%	83.5%	92.7%	93.6%

[a]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT SELECTED FINANCIAL INFORMATION [a] (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009

Gross premiums written	$110,620	$124,004	$197,146	$460,618	$125,447	$210,882	$262,938	$461,141

Net premiums earned	194,179	197,977	226,291	215,050	230,516	238,953	221,120	220,103

Net losses and loss expenses	97,639	117,671	136,158	129,727	108,941	113,625	118,613	115,706

Acquisition costs	38,406	45,069	47,179	42,689	46,708	50,167	42,586	43,280

General and administrative expenses	24,714	17,580	16,527	16,824	23,680	19,726	18,520	19,201

Loss ratio	50.3%	59.4%	60.2%	60.3%	47.3%	47.6%	53.6%	52.6%
Acquisition cost ratio	19.8%	22.8%	20.8%	19.9%	20.3%	21.0%	19.3%	19.7%
General and administrative expense ratio	12.7%	8.9%	7.3%	7.8%	10.2%	8.2%	8.4%	8.7%

Combined ratio	82.8%	91.1%	88.3%	88.0%	77.8%	76.8%	81.3%	81.0%

[a]	This information is based on historical Alterra reinsurance segment financial information adjusted to include Harbor Point historical financial information as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions and to reflect the amortization of certain acquisition accounting fair value adjustments.

The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2011	Dec. 31, 2010 [a]	Sept. 30, 2010 [a]	June 30, 2010 [a]	Mar. 31, 2010 [a]	Mar. 31, 2009 [a]

Gross premiums written	$70,388	$65,625	$64,198	$90,773	$73,902	$65,509
Reinsurance premiums ceded	(33,595)	(15,956)	(18,713)	(5,672)	(48,152)	(39,382)

Net premiums written	$36,793	$49,669	$45,485	$85,101	$25,750	$26,127

Earned premiums	$73,177	$74,683	$73,337	$71,065	$69,185	$50,913
Earned premiums ceded	(23,850)	(26,140)	(26,071)	(27,053)	(38,393)	(31,926)

Net premiums earned	49,327	48,543	47,266	44,012	30,792	18,987

Net losses and loss expenses	(31,375)	(31,878)	(29,295)	(26,683)	(19,196)	(10,391)
Acquisition costs	(8,066)	(8,618)	(6,763)	(9,111)	(3,682)	(1,189)
General and administrative expenses	(9,397)	(7,552)	(8,693)	(6,355)	(7,522)	(6,811)
Other income	—	—	—	—	—	(221)

Underwriting income	$489	$495	$2,515	$1,863	$392	$375

Loss ratio	63.6%	65.7%	62.0%	60.6%	62.3%	54.7%
Acquisition cost ratio	16.4%	17.8%	14.3%	20.7%	12.0%	6.3%
General and administrative expense ratio	19.1%	15.5%	18.4%	14.5%	24.4%	35.9%

Combined ratio	99.0%	99.0%	94.7%	95.8%	98.7%	96.9%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation. See page 25 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Mar. 31, 2009

Gross premiums written	$110,733	$23,980	$57,734	$48,802	$72,117	$44,179
Reinsurance premiums ceded	(23,179)	(1,859)	(2,397)	(13,233)	(19,959)	(17,301)

Net premiums written	$87,554	$22,121	$55,337	$35,569	$52,158	$26,878

Earned premiums	$66,805	$47,633	$45,424	$40,286	$37,460	$28,246
Earned premiums ceded	(20,580)	(11,894)	(9,310)	(7,120)	(7,469)	(7,384)

Net premiums earned	46,225	35,739	36,114	33,166	29,991	20,862

Net losses and loss expenses	(51,482)	(13,843)	(17,367)	(12,397)	(16,258)	(9,959)
Acquisition costs	(13,056)	(4,853)	(7,474)	(6,070)	(5,767)	(3,152)
General and administrative expenses	(9,723)	(12,186)	(7,806)	(5,826)	(2,713)	(4,721)
Other income	215	2,006	177	173	178	72

Underwriting (loss) income	$(27,821)	$6,863	$3,644	$9,046	$5,431	$3,102

Loss ratio	111.4%	38.7%	48.1%	37.4%	54.2%	47.7%
Acquisition cost ratio	28.2%	13.6%	20.7%	18.3%	19.2%	15.1%
General and administrative expense ratio	21.0%	34.1%	21.6%	17.5%	9.0%	22.7%

Combined ratio	160.7%	86.4%	90.4%	73.2%	82.5%	85.5%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Mar. 31, 2009

Gross premiums written	$435	$1,937	$1,333	$802	$863	$597
Reinsurance premiums ceded	(20)	(166)	(102)	(25)	(107)	(93)

Net premiums written	$415	$1,771	$1,231	$777	$756	$504

Earned premiums	$435	$1,937	$1,333	$802	$863	$597
Earned premiums ceded	(20)	(166)	(102)	(25)	(107)	(93)

Net premiums earned	415	1,771	1,231	777	756	504

Net investment income	12,343	12,084	12,182	12,420	13,099	11,566
Net realized and unrealized gains (losses) on investments	2,807	3,981	3,321	(1,860)	5,916	7,868
Other income	—	357	(43)	—	(28)	—
Claims and policy benefits	(14,710)	(18,551)	(15,060)	(13,943)	(17,659)	(14,332)
Acquisition costs	(159)	79	(171)	(123)	(146)	(193)
General and administrative expenses	(177)	(1,088)	(577)	(642)	(657)	(695)

Income (loss) before taxes	$519	$(1,367)	$883	$(3,371)	$1,281	$4,718

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
		Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Mar. 31, 2009

Gross Premiums Written by Type of Risk:
Property & Casualty:
Insurance [a]:
Aviation	S	$1,416	$22,677	$8,247	$6,615	$2,349	$6,185
Excess Liability	L	27,387	27,361	21,579	38,001	26,633	37,972
Professional Liability	L	26,796	51,199	37,151	67,127	27,573	32,441
Property	S	15,673	11,999	10,967	27,283	12,851	14,408

		71,272	113,236	77,944	139,026	69,406	91,006

Reinsurance [b]:
Agriculture	S	$20,785	$(1,406)	(2,665)	(2,513)	35,806	87,666
Auto	S	15,160	22,585	10,251	66	—	—
Aviation	S	904	2,596	15,313	8,561	4,822	4,159
Credit/ Surety	S	24,426	1,118	2,569	(1,491)	—	—
General Casualty	L	16,247	17,658	18,505	(857)	13,051	18,141
Marine & Energy	S	17,093	(1,549)	8,826	5,004	4,100	9,078
Medical Malpractice	L	17,582	19,554	(3,131)	7,813	27,155	36,393
Other	S	1,759	520	1,183	92	989	1,866
Professional Liability	L	59,684	28,538	37,965	32,005	11,919	9,711
Property	S	149,874	6,296	34,859	61,058	45,933	42,181
Whole Account	S/L	35,070	426	(232)	2,362	2,573	4,375
Workers’ Compensation	L	16,436	14,284	561	7,478	8,503	19,412

		375,020	110,620	124,004	119,578	154,851	232,982

U.S. Specialty [a]:
General Liability	L	$17,883	$19,914	18,371	22,822	20,029	15,619
Marine	S	17,109	17,758	15,637	17,996	16,063	14,781
Professional Liability	L	4,355	(534)	3,135	1,756	2,246	—
Property	S	31,041	28,487	27,055	48,199	35,564	35,109

		70,388	65,625	64,198	90,773	73,902	65,509

Alterra at Lloyd’s:
Accident & Health	S	13,544	$5,570	5,919	6,022	13,410	12,410
Aviation	S	1,767	5,224	3,946	2,565	4,403	—
Financial Institutions	L	9,036	384	8,130	4,846	6,088	3,824
International Casualty	L	33,860	2,213	4,095	6,182	13,684	—
Professional Liability	L	7,922	4,204	4,330	4,161	6,896	2,785
Property	S	44,623	5,946	26,945	25,026	27,636	25,160
Surety	S	(19)	439	4,369	—	—	—

		110,733	23,980	57,734	48,802	72,117	44,179

Aggregate Property & Casualty		$627,413	$313,461	$323,880	$398,179	$370,276	$433,676

Life & Annuity:
Annuity		$336	$1,129	$—	$6	$—	$—
Life		99	808	1,333	796	863	597

Aggregate Life & Annuity		435	1,937	1,333	802	863	597

Aggregate Property & Casualty and Life & Annuity		$627,848	$315,398	$325,213	$398,981	$371,139	$434,273

[a]	Insurance and U.S. specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation.
[b]	Includes the results for Harbor Point from May 12, 2010.

S = Short tail lines	$372,690	$128,473	$173,305	$205,664	$205,213	$255,191
L = Long tail lines	254,723	184,988	150,575	192,515	165,063	178,486

Aggregate Property & Casualty	$627,413	$313,461	$323,880	$398,179	$370,276	$433,676

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS [a] (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
		Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009

Gross Premiums Written by Type of Risk:
Agriculture	S	$(1,406)	$(2,665)	$(4,643)	$55,944	$2,153	$(96)	$(262)	$91,196
Auto	S	22,585	10,251	14,359	18,063	19,531	12,828	11,288	15,148
Aviation	S	2,596	15,313	8,586	6,191	9,395	18,154	10,760	4,509
Credit/ Surety	S	1,118	2,569	1,530	23,555	9,058	369	2,440	8,828
General Casualty	L	17,658	18,505	6,724	42,398	15,607	31,167	10,225	36,892
Marine & Energy	S	(1,549)	8,826	5,220	21,128	4,033	8,565	(3,731)	37,799
Medical Malpractice	L	19,554	(3,131)	6,424	33,804	11,093	7,077	21,783	36,417
Other	S	520	1,183	294	5,664	168	(57)	485	3,011
Professional Liability	L	28,538	37,965	51,615	55,812	37,407	60,373	53,705	50,629
Property	S	6,296	34,859	96,745	138,958	2,260	34,240	118,581	142,118
Whole Account	S/L	426	(232)	3,095	47,135	6,578	4,569	18,503	5,369
Workers’ Compensation	L	14,284	561	7,197	11,966	8,164	33,693	19,161	29,225

Aggregate Pro Forma Reinsurance Segment		$110,620	$124,004	$197,146	$460,618	$125,447	$210,882	$262,938	$461,141

[a]	This information is based on historical Alterra reinsurance segment gross premiums written adjusted to include Harbor Point historical gross premiums written as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions.

The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation with Harbor Point had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	Carrying Value				Fair Value
Type of Investment	As of Mar. 31, 2011	Investment Distribution	As of Dec. 31, 2010	Investment Distribution	As of Mar. 31, 2011	Investment Distribution	As of Dec. 31, 2010	Investment Distribution

Cash and cash equivalents	$1,001,051	12.8%	$905,606	11.5%	$1,001,051	12.7%	$905,606	11.4%

U.S. government and agencies	829,036	10.6%	995,546	12.7%	829,036	10.5%	995,546	12.5%
Non-U.S. governments	176,497	2.2%	79,111	1.0%	176,497	2.2%	79,111	1.0%
Corporate securities	2,654,351	33.8%	2,735,366	34.8%	2,654,351	33.6%	2,735,366	34.5%
Municipal securities	196,027	2.5%	238,014	3.0%	196,027	2.5%	238,014	3.0%
Asset-backed securities	114,729	1.5%	86,937	1.1%	114,729	1.5%	86,937	1.1%
Residential mortgage-backed securities	1,178,989	15.0%	1,168,390	14.9%	1,178,989	14.9%	1,168,390	14.7%
Commercial mortgage-backed securities	355,862	4.5%	334,151	4.3%	355,862	4.5%	334,151	4.2%

Fixed maturities carried at fair value	$5,505,491	70.2%	$5,637,515	71.7%	$5,505,491	69.8%	$5,637,515	71.0%

Other investments carried at fair value	$357,655	4.6%	$378,128	4.8%	$357,655	4.5%	$378,128	4.8%

Total investments carried at fair value	$6,864,197	87.5%	$6,921,249	88.0%	$6,864,197	87.0%	$6,921,249	87.2%

U.S. government and agencies	$29,690	0.4%	$29,687	0.4%	$29,960	0.4%	$30,200	0.4%
Non-U.S. governments	570,559	7.3%	538,274	6.8%	594,395	7.5%	587,053	7.4%
Corporate securities	381,958	4.9%	371,143	4.7%	400,949	5.1%	397,261	5.0%
Asset-backed securities	1,000	0.0%	1,000	0.0%	998	0.0%	998	0.0%

Fixed maturities carried at amortized cost	$983,207	12.5%	$940,104	12.0%	$1,026,302	13.0%	$1,015,512	12.8%

Total invested assets	$7,847,404	100.0%	$7,861,353	100.0%	$7,890,499	100.0%	$7,936,761	100.0%

As of March 31, 2011, the weighted average book yield of the cash and fixed maturities portfolio was 3.38%, and the weighted average duration was 4.1 years.

Credit Ratings	As of Mar. 31, 2011	Ratings Distribution	As of Dec. 31, 2010	Ratings Distribution	As of Mar. 31, 2011	Ratings Distribution	As of Dec. 31, 2010	Ratings Distribution

U.S. government and agencies [a]	$1,914,424	29.5%	$2,060,116	31.3%	$1,914,424	29.3%	$2,060,116	31.0%
AAA	1,111,873	17.1%	1,076,680	16.4%	1,111,873	17.0%	1,076,680	16.2%
AA	652,294	10.1%	657,867	10.0%	652,294	10.0%	657,867	9.9%
A	1,323,594	20.4%	1,353,945	20.6%	1,323,594	20.3%	1,353,945	20.4%
BBB	248,544	3.8%	226,849	3.4%	248,544	3.8%	226,849	3.4%
BB	31,979	0.5%	32,021	0.5%	31,979	0.5%	32,021	0.5%
B	120,738	1.9%	138,703	2.1%	120,738	1.8%	138,703	2.1%
CCC or lower	49,785	0.8%	45,469	0.7%	49,785	0.8%	45,469	0.7%
Not rated	52,260	0.8%	45,865	0.7%	52,260	0.8%	45,865	0.7%

Fixed maturities carried at fair value	$5,505,491	84.8%	$5,637,515	85.7%	$5,505,491	84.3%	$5,637,515	84.7%

U.S. government and agencies	29,690	0.5%	29,687	0.5%	29,960	0.5%	30,200	0.5%
AAA	682,948	10.5%	641,437	9.8%	712,759	10.9%	699,598	10.5%
AA	117,084	1.8%	113,140	1.7%	120,298	1.8%	118,276	1.8%
A	139,118	2.1%	141,683	2.2%	146,744	2.2%	151,127	2.3%
BBB	14,367	0.2%	12,744	0.2%	16,541	0.3%	14,764	0.2%
Not rated	—	—	1,413	0.0%	—	—	1,547	0.0%

Fixed maturities carried at amortized cost	$983,207	15.2%	$940,104	14.3%	$1,026,302	15.7%	$1,015,512	15.3%

Total fixed maturities	$6,488,698	100.0%	$6,577,619	100.0%	$6,531,793	100.0%	$6,653,027	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,085,388 (December 31, 2010: $1,064,570)

Percentage totals may not add due to rounding.

	Quarter Ended Mar. 31, 2011	Quarter Ended Dec. 31, 2010	Quarter Ended Sept. 30, 2010	Quarter Ended June 30, 2010	Quarter Ended Mar. 31, 2010	Quarter Ended Mar. 31, 2009
Net investment income	$57,766	$61,080	$59,711	$53,277	$48,390	$40,488

Realized and unrealized (losses) gains on trading fixed maturities	(1,827)	(3,893)	883	(1,284)	(182)	467
Net realized gains (losses) on available for sale fixed maturities	3,369	5,816	6,395	2,425	838	(39)
Change in fair value of hedge funds	3,167	5,465	4,820	(3,323)	7,370	17,465
Change in fair value of non-hedge fund other investments	(23,527)	2,437	3,313	(12,604)	(1,604)	548

Net realized and unrealized (losses) gains on investments	$(18,818)	$9,825	$15,411	$(14,786)	$6,422	$18,441

Net impairment losses recognized in earnings	$(1,029)	$(1,774)	$(151)	$(300)	$(420)	$—

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	As of Mar. 31, 2011	Periodic Rate of Return
		Last 3 Months	Year to Date	Last 12 months	Last 60 months*

Cash and fixed maturities	$7,489,749	1.04%	1.04%	4.84%	5.24%

Convertible arbitrage	$—	0.00%	0.00%	0.00%	0.66%
Distressed securities	34,637	0.42%	0.42%	3.61%	5.87%
Diversified arbitrage	27,092	3.53%	3.53%	13.45%	(2.61%)
Emerging markets	10,614	1.52%	7.62%	4.49%	10.10%
Event-driven arbitrage	27,585	(4.41%)	(11.14%)	2.24%	7.84%
Fixed income arbitrage	—	0.00%	0.00%	3.16%	13.18%
Fund of funds	43,842	2.32%	2.32%	6.84%	1.33%
Global macro	50,011	0.94%	6.27%	5.76%	7.77%
Long / short credit	10,219	1.81%	1.81%	5.17%	5.28%
Long / short equity	82,615	2.95%	2.95%	5.31%	5.77%
Opportunistic	1,720	(35.82%)	(35.82%)	(37.04%)	(19.55%)

Hedge funds **	288,335	0.98%	0.98%	3.23%	2.53%

Catastrophe bonds	29,349
Derivatives	6,723
Structured deposits	28,143
Equity investments	5,105

Total other investments	$357,655

Total invested assets	$7,847,404

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]		0.89%	0.89%	5.16%	1.62%

Hedge Fund Performance History – 60 months ended March 31, 2011

Monthly performance	2011	2010	2009	2008	2007	2006
January	0.13%	0.79%	2.13%	(1.37%)	1.28%
February	0.57%	0.17%	0.65%	1.83%	1.50%
March	0.29%	1.02%	(0.76%)	(2.58%)	1.90%
April		0.88%	(0.84%)	(0.13%)	2.30%	1.89%
May		(0.73%)	2.45%	2.51%	2.59%	(1.74%)
June		(0.83%)	1.53%	0.93%	0.85%	(0.66%)
July		0.36%	1.40%	(4.12%)	0.99%	(0.71%)
August		(0.28%)	0.78%	(2.14%)	(1.62%)	0.02%
September		1.28%	1.71%	(7.31%)	1.85%	(2.04%)
October		0.84%	1.53%	(4.85%)	4.15%	1.37%
November		0.40%	0.35%	(1.75%)	0.10%	1.81%
December		0.31%	0.77%	(1.92%)	(0.13%)	1.96%

Quarterly performance
Q1	0.98%	1.99%	2.00%	(2.15%)	4.75%
Q2		(0.69%)	3.14%	3.33%	5.83%	(0.54%)
Q3		1.35%	3.94%	(13.03%)	1.18%	(2.72%)
Q4		1.56%	2.66%	(8.31%)	4.11%	5.22%

Period return	0.98%	4.25%	12.27%	(19.38%)	16.78%	1.81%

Past performance should not be considered to be a reliable indicator of future performance.

[a]	As reported by HFRI as of April 29, 2011
*	Annualized
**	Net of all fees

ALTERRA CAPITAL HOLDINGS LIMITED

LARGEST 25 CORPORATE HOLDINGS (Unaudited)

(Expressed in thousands of United States Dollars)

	As of Mar. 31, 2011
Issuer	Amortized Cost	Fair Value

European Investment Bank	59,178	61,519
General Electric	60,783	61,487
Bank of America Corp	57,717	59,092
Wells Fargo & Co	53,600	54,469
JP Morgan Chase & Co	50,932	52,279
Citigroup Inc	52,270	52,223
Kreditanstalt Fuer Wiederaufbau	48,519	50,519
Morgan Stanley	40,496	42,110
Credit Suisse Group	39,776	40,153
Lloyds Banking Group plc	37,449	38,412
Pepsico Inc	35,999	37,100
Verizon Communications Inc	34,732	35,910
BP plc	34,597	35,132
Novartis AG	33,076	34,002
AT&T Inc	33,121	33,833
UBS AG	28,155	30,180
Metlife Inc	28,346	29,025
Goldman Sachs Group Inc	27,878	28,477
Pfizer Inc	26,988	25,051
Berkshire Hathaway Inc	27,467	27,959
Conoco Philips	25,619	26,715
Hypo Real Estate Holding AG	26,080	26,317
Wal-Mart Stores Inc	23,580	23,498
Barclays plc	23,803	23,323
Medtronic Inc	22,556	22,768

	$932,716	$951,553

ALTERRA CAPITAL HOLDINGS LIMITED

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Mar. 31, 2011	Mar. 31, 2010
Income and Return on Equity:
Net (loss) income	$(46,687)	$36,381

Net operating (loss) income	$(24,725)	$40,681

Average shareholders’ equity	$2,820,732	$1,588,875

Annualized return on average shareholders’ equity [a]	(6.6%)	9.2%

Annualized net operating return on average shareholders’ equity [a]	(3.5%)	10.2%

Book value and dividends per share:

Diluted book value per share	$25.34	$27.86

Dividends paid per share	$0.12	$0.10

Change in diluted book value per share	(2.5%)	1.8%

Dividend payout ratio [b]	0.4%	0.4%

Total return to shareholders [c]	(2.1%)	2.2%

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the average of the quarterly average shareholders’ equity balances.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the quarterly average shareholders’ equity balances.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

ALTERRA CAPITAL HOLDINGS LIMITED

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Mar. 31, 2011	Mar. 31, 2010

Net (loss) income available to common shareholders	$(46,687)	$36,381

Denominator:
Weighted average shares - basic
Outstanding [a]	106,978,358	56,112,672
Unvested restricted share units	186,870	403,921

	107,165,228	56,516,593

Share equivalents:
Warrants	—	632,465
Options	—	234,690
Employee stock purchase plan	—	—
Non participating restricted shares	—	—

Weighted average shares - diluted [b]	107,165,228	57,383,748

Basic earnings per share	$(0.44)	$0.64

Diluted earnings per share	$(0.44)	$0.63

[a]	Includes weighted average unvested participating restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.

ALTERRA CAPITAL HOLDINGS LIMITED

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Mar. 31, 2011	Mar. 31, 2010

Before tax
Net (loss) income	$(49,387)	$38,346
Net realized and unrealized losses on non-hedge fund investments, before tax [a]	23,109	1,368
Foreign exchange gains, before tax	(878)	(2,452)
Merger and acquisition expenses, before tax	—	4,744

Net operating (loss) income	(27,156)	42,006

Net of tax
Net (loss) income	$(46,687)	$36,381
Net realized and unrealized losses on non-hedge fund investments, net of tax [a]	22,602	1,236
Foreign exchange gains, net of tax	(640)	(1,680)
Merger and acquisition expenses, net of tax	—	4,744

Net operating (loss) income	(24,725)	40,681

Weighted average shares outstanding:
Basic	107,165,228	56,516,593
Diluted	107,165,228	57,383,748

Basic per share data
Earnings per share	$(0.44)	$0.64
Net realized and unrealized losses on non-hedge fund investments, net of tax [a]	0.21	0.02
Foreign exchange gains, net of tax	(0.01)	(0.03)
Merger and acquisition expenses, net of tax	—	0.09

Net operating (loss) income per share	$(0.23)	$0.72

Diluted per share data
Diluted earnings per share	$(0.44)	$0.63
Net realized and unrealized losses on non-hedge fund investments, net of tax [a]	0.21	0.02
Foreign exchange gains, net of tax	(0.01)	(0.03)
Merger and acquisition expenses, net of tax	—	0.09

Net operating (loss) income per diluted share	$(0.23)	$0.71

[a]	Net realized and unrealized (gains) losses on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments and changes in fair value of investment derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	As of Mar. 31, 2011	As of Dec. 31, 2010

Price per share at period end	$22.26	$21.64

Shareholders’ equity	$2,723,194	$2,918,270

Goodwill and intangible assets	$58,585	$59,076

Tangible book value	$2,664,609	$2,859,194

Basic common shares outstanding [a]	105,733,610	110,963,160

Add: unvested restricted stock units	247,179	167,971

Add: dilutive impact of warrants outstanding	1,346,672	1,036,442

Add: dilutive impact of options outstanding	134,901	123,395

Add: dilutive impact of employee stock purchase plan	4,016	—

Diluted shares outstanding [b]	107,466,378	112,290,968

Basic book value per share	$25.76	$26.30
Diluted book value per share	$25.34	$25.99

Basic tangible book value per share	$25.20	$25.77
Diluted tangible book value per share	$24.79	$25.46

[a]	Includes unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.

ALTERRA CAPITAL HOLDINGS LIMITED

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share, annualized net operating return on average shareholders’ equity, tangible book value per share and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of such measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized and unrealized gains or losses on non- hedge fund investments (this includes net realized and unrealized gains or losses on trading securities, net realized gains or losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of investment derivatives, catastrophe bonds, structured deposits and earnings from equity method investments), after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance as realized and unrealized gains and losses on fixed maturities may fluctuate from period to period and foreign exchange gains and losses are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity. Tangible book value is defined as shareholders’ equity excluding goodwill and intangible assets. Tangible book value per share and diluted tangible book value per share is defined as the tangible book value divided by the common shares outstanding or diluted common shares outstanding, respectively. These non-GAAP measures allow management to assess how the Company has performed in terms of wealth generated for its shareholders.

ALTERRA CAPITAL HOLDINGS LIMITED

Reclassified Segment Information

Selected Financial Information

ALTERRA CAPITAL HOLDINGS LIMITED

RECLASSIFICATION OF INSURANCE AND U.S. SPECIALTY SEGMENTS

(Expressed in thousands of United States Dollars)

INSURANCE SEGMENT

	Year ended		Year ended	Year ended		Year ended
	Dec. 31, 2010		Dec. 31, 2010	Dec. 31, 2009		Dec. 31, 2009
	(Reclassified)		(As previously reported)	(Reclassified)		(As previously reported)
Gross premiums written	$399,612	$29,492	$370,120	$447,340	$19,573	$427,767
Reinsurance premiums ceded	(180,691)	(10,083)	(170,608)	(218,633)	(6,550)	(212,083)

Net premiums written	$218,921	$19,409	$199,512	$228,707	$13,023	$215,684

Earned premiums	$415,396	$23,680	$391,716	$434,147	$17,057	$417,090
Earned premiums ceded	(180,684)	(7,561)	(173,123)	(216,687)	(5,560)	(211,127)

Net premiums earned	234,712	16,119	218,593	217,460	11,497	205,963

Net losses and loss expenses	(140,108)	(11,285)	(128,823)	(140,403)	(8,048)	(132,355)
Acquisition costs	(3,651)	(270)	(3,381)	1,206	(27)	1,233
General and administrative expenses	(34,508)	(5,893)	(28,615)	(27,927)	(3,304)	(24,623)
Other income	1,267	507	760	1,620	382	1,238

Underwriting income (loss)	$57,712	$(822)	$58,534	$51,956	$500	$51,456

Loss ratio	59.7%		58.9%	64.6%		64.3%
Acquisition cost ratio	1.6%		1.6%	(0.6%)		(0.6%)
General and administrative expense ratio	14.7%		13.1%	12.9%		11.9%

Combined ratio	76.0%		73.6%	76.9%		75.6%

U.S. SPECIALTY SEGMENT

	Year ended		Year ended	Year ended		Year ended
	Dec. 31, 2010		Dec. 31, 2010	Dec. 31, 2009		Dec. 31, 2009
	(Reclassified)		(As previously reported)	(Reclassified)		(As previously reported)
Gross premiums written	$294,498	$(29,492)	$323,990	$265,905	$(19,573)	$285,478
Reinsurance premiums ceded	(88,493)	10,083	(98,576)	(148,546)	6,550	(155,096)

Net premiums written	$206,005	$(19,409)	$225,414	$117,359	$(13,023)	$130,382

Earned premiums	$288,270	$(23,680)	$311,950	$239,613	$(17,057)	$256,670
Earned premiums ceded	(117,657)	7,561	(125,218)	(149,008)	5,560	(154,568)

Net premiums earned	170,613	(16,119)	186,732	90,605	(11,497)	102,102

Net losses and loss expenses	(107,052)	11,285	(118,337)	(54,764)	8,048	(62,812)
Acquisition costs	(28,174)	270	(28,444)	(7,474)	27	(7,501)
General and administrative expenses	(30,122)	5,893	(36,015)	(27,925)	3,304	(31,229)
Other income	—	(507)	507	(68)	(382)	314

Underwriting income (loss)	$5,265	$822	$4,443	$374	$(500)	$874

Loss ratio	62.7%		63.4%	60.4%		61.5%
Acquisition cost ratio	16.5%		15.2%	8.2%		7.3%
General and administrative expense ratio	17.7%		19.3%	30.9%		30.7%

Combined ratio	96.9%		97.9%	99.5%		99.5%

Effective January 1, 2011, Alterra redefined its Insurance and U.S. Specialty segments based on changes to the internal reporting structure. Insurance business underwritten by Alterra Insurance USA Inc., which was previously reported within the U.S. Specialty segment, has been reclassified to the Insurance segment. Alterra Insurance USA Inc. is a managing general underwriter for Alterra Excess & Surplus Insurance Company and Alterra America Insurance Company, as well as various third party insurance companies, and is Alterra’s principal insurance underwriting platform for retail distribution in the United States. Segment disclosures for comparative periods have been restated to reflect this reclassification.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT Results - as Reclassified (Unaudited)

(Expressed in thousands of United States Dollars)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009

Gross premiums written	$113,236	$77,944	$139,026	$69,406	$126,678	$90,430	$139,226	$91,006
Reinsurance premiums ceded	(56,728)	(36,875)	(47,437)	(39,651)	(71,053)	(43,388)	(47,972)	(56,220)

Net premiums written	$56,508	$41,069	$91,589	$29,755	$55,625	$47,042	$91,254	$34,786

Earned premiums	$106,169	$102,640	$104,841	$101,746	$114,155	$108,776	$105,576	$105,640
Earned premiums ceded	(43,847)	(42,796)	(45,211)	(48,830)	(56,043)	(56,337)	(51,129)	(53,178)

Net premiums earned	62,322	59,844	59,630	52,916	58,112	52,439	54,447	52,462

Net losses and loss expenses	(35,687)	(26,679)	(38,296)	(39,446)	(27,829)	(34,515)	(39,901)	(38,158)
Acquisition costs	(1,765)	(1,382)	(821)	317	(60)	(331)	230	1,367
General and administrative expenses	(11,812)	(7,717)	(8,132)	(6,847)	(7,046)	(8,114)	(6,693)	(6,074)
Other income	68	1,108	97	(6)	42	143	219	1,216

Underwriting income	$13,126	$25,174	$12,478	$6,934	$23,219	$9,622	$8,302	$10,813

Loss ratio	57.3%	44.6%	64.2%	74.5%	47.9%	65.8%	73.3%	72.7%
Acquisition cost ratio	2.8%	2.3%	1.4%	(0.6%)	0.1%	0.6%	(0.4%)	(2.6%)
General and administrative expense ratio	18.9%	12.9%	13.6%	13.0%	12.1%	15.5%	12.3%	11.6%

Combined ratio	79.0%	59.8%	79.2%	86.9%	60.1%	81.9%	85.2%	81.7%

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT Results - as Reclassified (Unaudited)

(Expressed in thousands of United States Dollars)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009

Gross premiums written	$65,625	$64,198	$90,773	$73,902	$64,572	$60,123	$75,701	$65,509
Reinsurance premiums ceded	(15,956)	(18,713)	(5,672)	(48,152)	(31,471)	(24,755)	(52,938)	(39,382)

Net premiums written	$49,669	$45,485	$85,101	$25,750	$33,101	$35,368	$22,763	$26,127

Earned premiums	$74,683	$73,337	$71,065	$69,185	$66,287	$63,360	$59,053	$50,913
Earned premiums ceded	(26,140)	(26,071)	(27,053)	(38,393)	(40,260)	(35,551)	(41,271)	(31,926)

Net premiums earned	48,543	47,266	44,012	30,792	26,027	27,809	17,782	18,987

Net losses and loss expenses	(31,878)	(29,295)	(26,683)	(19,196)	(14,809)	(18,507)	(11,057)	(10,391)
Acquisition costs	(8,618)	(6,763)	(9,111)	(3,682)	(1,838)	(1,964)	(2,483)	(1,189)
General and administrative expenses	(7,552)	(8,693)	(6,355)	(7,522)	(9,786)	(6,971)	(4,357)	(6,811)
Other income	—	—	—	—	—	—	153	(221)

Underwriting income (loss)	$495	$2,515	$1,863	$392	$(406)	$367	$38	$375

Loss ratio	65.7%	62.0%	60.6%	62.3%	56.9%	66.6%	62.2%	54.7%
Acquisition cost ratio	17.8%	14.3%	20.7%	12.0%	7.1%	7.1%	14.0%	6.3%
General and administrative expense ratio	15.5%	18.4%	14.5%	24.4%	37.6%	25.0%	24.4%	35.9%

Combined ratio	99.0%	94.7%	95.8%	98.7%	101.6%	98.7%	100.6%	96.9%

ALTERRA CAPITAL HOLDINGS LIMITED

Pro Forma Combined - Alterra Capital Holdings Limited and Harbor Point Limited

Selected Financial Information

The following presentation is for informational purposes only

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA COMBINED STATEMENTS OF INCOME [a] (unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009

REVENUES
Gross premiums written	$476,550	$676,905	$337,048	$382,650	$564,251	$662,432
Reinsurance premiums ceded	(81,333)	(159,515)	(81,627)	(73,703)	(126,503)	(168,155)

Net premiums written	$395,217	$517,390	$255,421	$308,947	$437,748	$494,277

Net premiums earned	$368,061	$338,332	$347,833	$351,245	$366,130	$317,598

Net investment income	61,562	64,583	60,668	60,068	59,636	58,943
Net realized and unrealized (losses) gains on investments	(13,734)	13,280	18,004	29,622	22,462	20,722
Net impairment losses recognized in earnings	(300)	(420)	(925)	(139)	(2,014)	—
Net realized gain on retirement of senior notes	—	—	111	—	—	—
Other income	339	480	189	964	1,193	1,799

Total revenues	415,928	416,255	425,880	441,760	447,407	399,062

LOSSES AND EXPENSES
Net losses and loss expenses	213,517	210,543	166,573	181,064	186,301	178,130
Claims and policy benefits	13,943	17,659	16,976	14,378	55,407	14,332
Acquisition costs	64,315	53,998	54,042	59,613	53,317	47,611
Interest expense	8,061	5,226	6,978	6,292	5,146	4,351
Net foreign exchange (gains) losses	(1,622)	(869)	789	(116)	(5,571)	(1,911)
Merger and acquisition expenses	—	—	—	(41,350)	4,785	5,223
General and administrative expenses	60,137	51,611	66,157	57,048	53,979	57,508

Total losses and expenses	358,351	338,168	311,515	276,929	353,364	305,244

INCOME BEFORE TAXES	57,577	78,087	114,365	164,831	94,043	93,818

Income tax expense	4,294	1,311	5,686	2,910	3,206	1,990

NET INCOME	53,283	76,776	108,679	161,921	90,837	91,828

[a]	The information presented above is on a combined pro forma basis (after the elimination of intercompany transactions and the amortization of certain acquisition accounting fair value adjustments). The pro forma financial information is provided for informational purposes only, to present a summary of the combined results of operations assuming the amalgamation with Harbor Point had occurred at the beginning of each calendar year presented. The pro forma data does not necessarily represent results that would have occurred if the amalgamation had taken place at the beginning of each calendar year presented, nor is it necessarily indicative of the future results.